SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                ----------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) AUGUST 11, 2000
                                                     -----------------



                       ASSET INVESTORS CORPORATION*
                       ----------------------------
          (Exact name of registrant as specified in its charter)


           DELAWARE                   001-09360           84-1038736
           --------                   --------           -------------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)       File Number)      Identification No.)






             3410 SOUTH GALENA, SUITE 210
                   DENVER, COLORADO                         80231
             ----------------------------                 ---------
       (Address of principal executive offices)           (Zip Code)






      Registrant's telephone number, including area code (303) 614-9400
                                                              ----------

            * The Registrant is changing its corporate name to American Land Lease, Inc.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                On August 11, 2000 (the "Effective Date"), Commercial Assets, Inc. ("Commercial Assets") merged (the "Merger") with and into Asset Investors Corporation (the "Company"), and the Company was the surviving corporation. The Company has also effected two amendments to the certificate of incorporation of the Company which have the effect of (1) changing the name of the Company to "American Land Lease, Inc." and (2) implementing new ownership limitation provisions on the Company Common Stock, par value $.01 per share (the "Company Common Stock").

                Prior to the Merger, the Company performed management services for Commercial Assets pursuant to a management agreement that was in effect through December 31, 2000 (the "Management Agreement"). Following the Merger, the management agreement is no longer in effect. Prior to the Merger, the Company was the owner of approximately 27% of the outstanding shares of Commercial Assets Common Stock, par value $.01 per share (the "Commercial Assets Common Stock"). Prior to the Merger, the officers of the Company were also the officers of Commercial Assets. Following the Merger, the directors and officers of the Company are the directors and officers of the combined entity.

                At a settlement hearing on August 3, 2000, the Delaware Court of Chancery approved the settlement agreement described in the Company's June 13, 2000 Joint Proxy Statement/Prospectus. There were no objectors to the settlement. Approval of the settlement agreement was a condition to the Merger.

                In the Merger, former holders of Commercial Assets Common Stock will be entitled to receive .4075 shares of the Company Common Stock, or $5.75 in cash, subject to proration, for each share of Commercial Assets Common Stock. Under the terms of the Merger, no more than 3,549,868 shares of Commercial Assets Common Stock could be exchanged for cash. Holders of 5,073,144 shares of Commercial Assets Common Stock elected to receive cash for their shares. Thus, stockholders that elected to receive cash will receive $5.75 in cash per share for 70% of their shares electing cash and
 .4075 shares of Company Common Stock for each of their remaining shares of Commercial Assets Common Stock. The source of the cash used to fund the $20,411,741 total cash consideration to be paid to Commercial Assets stockholders was the existing cash funds and short-term investments of Commercial Assets. As a result of the Merger, the Company will issue a total of 1,664,856 shares of Company Common Stock to former Commercial Assets stockholders (other than the Company).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of the Business Acquired (incorporated herein by reference to page 124 of Amendment No. 4 to the Company's Joint Proxy Statement/Prospectus on Form S-4, filed June 13, 2000 (the "Form S-4")).

         (1) Consolidated Balance Sheets of Commercial Assets, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999, together with the Report of Independent Auditors.

         (2) Consolidated Balance Sheet of Commercial Assets, Inc. and Subsidiaries as of March 31, 2000 (unaudited), and the related consolidated statements of income and cash flows for the three months ended March 31, 2000 (unaudited) and 1999 (unaudited).

(b) Pro Forma Financial Information (incorporated by reference to pages 84 to 96 of the Form S-4).

         (1)    Pro Forma Balance Sheet as of March 31, 2000 (unaudited).

         (2) Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 1999 (unaudited).

         (3) Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended March 31, 2000 (unaudited).

(c)      Exhibits

         The following exhibit has been incorporated by reference into this report:

Exhibit
Number      Description
-------     -----------

2.1 Second Amended and Restated Agreement and Plan of Merger, dated as of June 2, 2000 by and between the Company and Commercial Assets (incorporated by reference to Amendment No. 4 to Asset Investors Corporation's Joint Proxy Statement/Prospectus on Form S-4, filed June 13, 2000).

23.1        Independent Auditors' Consent - Ernst & Young LLP.





                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ASSET INVESTORS CORPORATION


                                    By:  /s/ David M. Becker
                                       ------------------------
                                       David M. Becker
                                       Chief Financial Officer

Date: August 11, 2000






                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


Exhibit
Number          Description
-------         -----------

2.1 Second Amended and Restated Agreement and Plan of Merger, dated as of June 2, 2000 by and between the Company and Commercial Assets (incorporated by reference to Amendment No. 4 to Asset Investors Corporation's Joint Proxy Statement/Prospectus on Form S-4, filed June 13, 2000).

23.1            Independent Auditors' Consent - Ernst & Young LLP.





                                                                Exhibit 23.1


                      Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-42605, Form S-4 No. 333-32076 and Form S-3 No. 333-64615)
of Asset Investors Corporation of our report dated January 21, 2000 with respect to the financial statements and schedules of Commercial Assets, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 1999 filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP


Denver, Colorado
August 9, 2000